[***] Indicates that certain information in this exhibit has been excluded because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. Execution Version SMRH:4875-1763-9227.13 -1- 120122 0A22-196038 SECURITY AGENT RESIGNATION, ASSIGNMENT, ASSUMPTION AND OMNIBUS AMENDMENT This SECURITY AGENT RESIGNATION, ASSIGNMENT, ASSUMPTION AND OMNIBUS AMENDMENT (this “Agreement”), is entered into as of December 1, 2022 by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (“Borrower”), and MUFG BANK, LTD., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) and in its capacity as successor security agent (in such capacity, the “Successor Security Agent”), MUFG UNION BANK, N.A. (formerly known as Union Bank, N.A.), in its capacity as resigning security agent (in such capacity, the “Resigning Security Agent”) and the Lenders (as hereinafter defined) party hereto. As used herein, the term “Security Agent” shall refer to (i) prior to the Effective Date (as defined below), the Resigning Security Agent and (ii) from and after the Effective Date, the Successor Security Agent, as the context shall require. RECITALS A. Borrower, the Resigning Security Agent and the Administrative Agent (together with the Resigning Security Agent and the Successor Security Agent, the “Agents”) and certain financial institutions and other persons from time to time party thereto (collectively, the “Lenders”), are parties to that certain (i) Fourth Amended and Restated Credit Agreement dated as of June 7, 2019, (ii) Letter Agreement dated as of November 8, 2019, (iii) Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Amendment No. 5 to Security Agreement dated as of December 13, 2019, (iv) Limited Waiver to Fourth Amended and Restated Credit Agreement dated as of October 30, 2020, and (v) Amendment No. 2 to Fourth Amended and Restated Credit Agreement dated as of June 23, 2021 (as the same may be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made available to Borrower the Revolving Commitment in the aggregate maximum principal amount of One Billion Dollars ($1,000,000,000). Capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement. B. Pursuant to Section 14.8 of the Credit Agreement, the Resigning Security Agent desires to resign as Security Agent for the Credit Facility Lenders under the Credit Agreement, the Collateral Documents and the other Loan Documents. The Lenders party hereto, collectively constituting at least the Requisite Lenders, desire to appoint, with the approval of Borrower, the Successor Security Agent as successor Security Agent for the Credit Facility Lenders under the Credit Agreement, the Collateral Documents and the other Loan Documents, and the Successor Security Agent desires to accept such appointment. C. In furtherance of such resignation of the Resigning Security Agent and the appointment of the Successor Security Agent, Borrower, the Agents, and the Lenders have agreed, subject to the terms and conditions set forth below, to amend the Credit Agreement, the Collateral Documents and the other Loan Documents as set forth below. NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree and covenant as follows: AGREEMENT 1. Reaffirmation of Liens and Security Interests. Subject to any limitation set forth in any Loan SMRH:4875-1763-9227.13 -2- 120122 0A22-196038 Document, each of Borrower, each Subsidiary and Owner Trustee party hereto, and Willis Lease France (“WLF”), hereby (i) ratifies and reaffirms each grant, to be effective in favor of the Successor Security Agent as of the Effective Date, of a Lien on, or security interest in, its property made pursuant to the Loan Documents to which it is a party (including, without limitation, the grant of security made by such party pursuant to the Collateral Documents to which it is a party) and confirms that such Liens and security interests continue to secure the Obligations under such Loan Documents to which it is a party, in each case subject to the terms thereof. 2. Successor Security Agent. 2.1 Resignation and Appointment. (a) The Resigning Security Agent hereby gives notice to the Lenders and the Borrower of its intent to resign as of the Effective Date and, as of the Effective Date, resigns as Security Agent for the Credit Facility Lenders under the Credit Agreement and the other Loan Documents, (b) the Lenders party hereto, collectively constituting at least the Requisite Lenders on the Effective Date, hereby appoint, as of the Effective Date, Successor Security Agent as successor Security Agent for the Credit Facility Lenders under the Credit Agreement and the other Loan Documents, (c) Successor Security Agent hereby assumes and accepts such appointment, effective as of the Effective Date, and (d) Borrower hereby approves such appointment pursuant to Section 14.8 of the Credit Agreement. In connection with the foregoing and effective as of the Effective Date, the Successor Security Agent shall hereby succeed to and become vested with all the rights, powers, privileges and duties of the Security Agent under the Credit Agreement and the other Loan Documents (other than any right to indemnity payments owed to the Resigning Security Agent), and subject to Section 2.3 hereof, the Resigning Security Agent shall, to the extent provided in this Agreement, be, from and after the Effective Date, hereby discharged from its duties and obligations under the Credit Agreement and under the other Loan Documents in its capacity as Security Agent, except as explicitly set forth herein. It is understood and agreed that the Successor Security Agent shall bear no responsibility and shall not be liable for (A) any actions taken or omitted to be taken by the Resigning Security Agent, or that otherwise occurred, prior to the Effective Date and (B) any and all claims under or related to the Loan Documents that may have arisen or accrued prior to the Effective Date. It is understood and agreed that the Resigning Security Agent shall, subject to Section 2.3, bear no responsibility and shall not be liable for (A) any actions taken or omitted to be taken by the Successor Security Agent, or that otherwise occur, after the Effective Date and (B) any and all claims under or related to the Loan Documents that may arise or accrue after the Effective Date. Borrower hereby agrees and confirms that the provisions of Section 12.3 of the Credit Agreement shall continue to apply and be in effect for the benefit of the Resigning Security Agent in respect of any actions taken or omitted to be taken by in its capacity as such prior to the Effective Date. Each Lender hereby agrees and confirms that Section 14.7 of the Credit Agreement shall continue to apply and be in effect for the benefit of the Resigning Security Agent in respect of any actions taken or omitted to be taken by in its capacity as such prior to the Effective Date. Borrower and each of the Lenders hereby respectively agrees and confirms that (i) the Resigning Security Agent shall continue to bear responsibility for any actions taken or omitted to be taken by it prior to the Effective Date to the extent set forth in the Credit Agreement, and (ii) the provisions of any protective and indemnification provisions set forth in any other Loan Document that survive Resigning Security Agent’s resignation as Security Agent shall continue to apply and be in effect for the benefit of the Resigning Security Agent in respect of any actions taken or omitted to be taken by in its capacity as such prior to the Effective Date. Commencing on the Effective Date, or in connection with any Collateral Action (as defined below) required to be taken after the Effective Date, each reference to the Security Agent in the Credit Agreement and the other Loan Documents shall refer to the Successor Security Agent and not to the Resigning Security Agent. 2.2 Collateral and Lien Matters. SMRH:4875-1763-9227.13 -3- 120122 0A22-196038 (a) The Resigning Security Agent hereby assigns to the Successor Security Agent, effective on and after the Effective Date, (i) each of the Liens and security interests granted to the Resigning Security Agent by Borrower, any of its Subsidiaries or any Owner Trustee, in each case, under the Collateral Documents and the other Loan Documents and (ii) all of its rights, titles and interests as secured party or Lien holder under or in connection with any and all Collateral Documents and other Loan Documents and any filings and records made by or in favor of the Resigning Security Agent in its capacity as Security Agent in connection with the Credit Agreement and the other Loan Documents, and the Successor Security Agent hereby assumes all such Liens and security interests, for its benefit and for the ratable benefit of all other Lenders under the Collateral Documents and the other Loan Documents, and all such rights, titles and interests as secured party or Lien holder under or in connection with the Collateral Documents and the other Loan Documents. (b) Each of the parties hereto authorizes (i) the Successor Security Agent to file all UCC financing statements (Form UCC-3), and make all other filings with any applicable filing or recording office, including the FAA and the International Registry in respect of any Collateral as are necessary to evidence the Successor Security Agent’s succession as Security Agent and (ii) the Successor Security Agent to take any other actions as the “Secured Party of Record” (under and in accordance with Article 9 of the Uniform Commercial Code) with respect to the Credit Agreement and other Loan Documents. On and after the Effective Date hereof, the Resigning Security Agent shall no longer be a “Secured Party of Record” with respect to any financing statements filed or to be filed in connection with the Credit Agreement and other Loan Documents. Each of the parties hereto agrees to execute, deliver and/or file all documents, agreements, assignments or instruments (including affidavits and notices) necessary or advisable to (i) evidence the appointment of Successor Security Agent as the successor Security Agent and/or (ii) continue the validity and perfection of security interests granted under the Loan Documents, in each upon the request of the Successor Security Agent in writing. 2.3 Collateral Saving. Notwithstanding anything to the contrary contained herein, solely to the extent necessary to maintain the validity, priority or perfection of any Lien or security interest granted to the Security Agent under any Collateral Document for the benefit of the Credit Facility Lenders, following the Effective Date, the Resigning Security Agent (a) shall not be deemed to have assigned its security interest in any security interest to the Successor Security Agent and any Loan Document shall not be deemed to have been amended to replace the Resigning Security Agent with the Successor Security Agent, and the Resigning Security Agent shall continue to act as sub-agent and bailee of the Successor Security Agent in order to continue to be vested with such security interest as security agent for the benefit of the Credit Facility Lenders, and (b) shall continue to hold, or cause to be held in accordance with the applicable standards of care provided under the Credit Agreement and the other Loan Documents, such Collateral in its possession or control, as applicable, (or McAfee & Taft A Professional Corporation, in its capacity as Collateral Custodian for the benefit of Resigning Security Agent with respect to the Leases and other Collateral Documents), in each case until such time as the actions (the “Collateral Actions”) set forth on Annex I hereto have been satisfied (it being understood and agreed that the Resigning Security Agent shall have no duty or obligation to take any further action under any Collateral Document (other than the Collateral Actions set forth on Annex I hereto), including any action required to maintain the perfection of any such security interest). 2.4 Attorney-In-Fact. Resigning Agent hereby irrevocably constitutes and appoints Successor Agent and any officer or agent thereof, with full power of substitution as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Resigning Agent and in the name of Resigning Agent or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement. SMRH:4875-1763-9227.13 -4- 120122 0A22-196038 3. Omnibus Amendment of Credit Agreement, Collateral Documents and other Loan Documents. 3.1 Each reference in the Credit Agreement, the Collateral Documents and each other Loan Document, including all Exhibits and Schedules thereto to “MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.)” or “MUFG Union Bank, N.A.”, in each case, in its capacity as the Security Agent, shall be deleted and replaced with the words “MUFG Bank, Ltd.” 3.2 Unless the context shall otherwise require, each reference to the “Security Agent” in the Credit Agreement, the Collateral Documents and each of the other Loan Documents and all other agreements, documents or instruments previously or hereafter executed and delivered pursuant to the terms hereof or thereof shall be a reference to (x) prior to the Effective Date, the Resigning Security Agent and (y) upon and after the Effective Date, the Successor Security Agent. 3.3 The notice details for the Security Agent and Administrative Agent set forth in Section 12.7 (b) of the Credit Agreement, as well as wherever such notice details may appear in the Collateral Documents and each other Loan Document, including all Exhibits and Schedules thereto, shall be deleted and replaced with the following: “(b) If to Administrative Agent and/or Security Agent: MUFG Bank, Ltd. Leasing & Asset Finance – Americas 445 South Figueroa Street, 13th Floor Los Angeles, CA 90071 Attn: Gordon R. Cook, Director Telephone No.: (213) 236-6438 Email: gcook@us.mufg.jp with a copy to: Sheppard Mullin Richter & Hampton LLP Four Embarcadero Center, 17th Floor San Francisco, CA 94111-4106 Attn: Juliette M. Ebert, Esq. Robert K. Sahyan, Esq. Telephone No.: (415) 434-9100 Facsimile No.: (415) 434-3947 Email: jebert@sheppardmullin.com rsahyan@sheppardmullin.com” 4. Conditions. 4.1 This Agreement shall become effective as of the date by which the Agents shall have received a counterpart of this Agreement duly executed by Borrower, the Agents and the Lenders, and agreed to and accepted by each Guarantor (such date, the “Effective Date”). 5. Reference to and Effect on the Credit Agreement and the Other Loan Documents. 5.1 This Agreement shall constitute a “Loan Document” under the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents

SMRH:4875-1763-9227.13 -5- 120122 0A22-196038 to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby. 5.2 Except as specifically amended herein, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect. 5.3 The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement or any other Loan Document or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. 6. Payment of Expenses by Resigning Security Agent. Notwithstanding anything contained in the Credit Agreement or any other Loan Document to the contrary, including Section 12.2 of the Credit Agreement, Borrower shall not be responsible for any fees and costs (including any attorney’s fees) and shall not be responsible for any fees and expenses of the Agents incurred in connection with the preparation, negotiation, execution, delivery and implementation of this Agreement or any related Loan Document necessary or desirable in connection with this Agreement, which shall be solely borne by the Resigning Security Agent. Resigning Security Agent will promptly pay all reasonable out-of pocket expenses of Borrower or any Owner Trustee in connection with the preparation, negotiation, execution, and delivery of this Agreement, any related Loan Document, the Collateral Actions, including all actions to evidence the appointment of Successor Security Agent as the successor Security Agent and/or to maintain the validity and perfection of security interests granted under the Loan Documents solely in connection with the transactions contemplated by this Agreement, including, recording and filing fees, and the reasonable fees and disbursements of counsel for Borrower or any Owner Trustee, provided that this Section 6 shall not alter any of Borrower’s obligations to pay the costs of any financing or continuation statements under the Credit Agreement any other Loan Document that are unrelated to the change of Security Agent contemplated by this Agreement. For clarity, nothing in this Agreement shall affect the right, if any, of the Resigning Security Agent to receive reimbursement of its incurred but not yet reimbursed expenses and unpaid indemnity amounts, in each case under Sections 12.2 and 12.3 of the Credit Agreement, to the extent the Resigning Security Agent is entitled thereto under the terms of the Credit Agreement and the other Loan Documents; provided, however, it is understood and agreed that Resigning Security Agent shall not be entitled to reimbursement or any indemnity with respect to its obligation to reimburse Borrower or any Owner Trustee as set forth in this sentence. 7. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of the signature page to this Agreement by facsimile or electronic means (including as a .pdf or .tif document) shall be as effective as delivery of a manually executed counterpart of this Agreement. 8. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without reference to its choice-of-law rules (other than Section 5-1401 of the New York General Obligations Law). If any court of competent jurisdiction in the state of New York determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents. 9. No Impairment; No Novation. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all Loan Documents shall remain in full force and effect. SMRH:4875-1763-9227.13 -6- 120122 0A22-196038 The execution and delivery of this Agreement is not intended to, and shall not, constitute a novation of any Loan Document. 10. Integration. The Loan Documents, including this Agreement: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail. [Signature Pages Follow] [Signature Page to Amendment No. 3] IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above. BORROWER WILLIS LEASE FINANCE CORPORATION, a Delaware corporation By: /s/ Brian R. Hole Name: Brian R. Hole Title: President [Signature Page to Amendment No. 3] ADMINISTRATIVE AGENT AND SUCCESSOR SECURITY AGENT: MUFG BANK, LTD. By: /s/ Gordon R. Cook Name: Gordon R. Cook Title: Director RESIGNING SECURITY AGENT: MUFG UNION BANK, N.A. By: /s/ Gordon R. Cook Name: Gordon R. Cook Title: Director

[Signature Page to Amendment No. 3] REQUISITE LENDERS: MUFG BANK, LTD. By: /s/ Gordon R. Cook Name: Gordon R. Cook Title: Director [Signature Page to Amendment No. 3] BANK OF AMERICA, N.A. By: /s/ Jason Eshler Name: Jason Eshler Title: Vice President [Signature Page to Amendment No. 3] WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Carlos Lua Name: Carlos Lua Title: SVP [Signature Page to Amendment No. 3] U.S. BANK NATIONAL ASSOCIATION By: /s/ Julie Lin Name: Julie Lin Title: VP

[Signature Page to Amendment No. 3] CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION By: /s/ Stephanie Leimbach Name: Stephanie Leimbach Title: Vice President [Signature Page to Amendment No. 3] THE HUNTINGTON NATIONAL BANK By: /s/ Rochelle Thomas Name: Rochelle Thomas Title: Authorized Signer [Signature Page to Amendment No. 3] KEYBANK NATIONAL ASSOCIATION By: /s/ Eric W. Domin Name: Eric W. Domin Title: VP [Signature Page to Amendment No. 3] UMPQUA BANK By: /s/ Greg M. Robinson Name: Greg M. Robinson Title: Senior Vice President

[Signature Page to Amendment No. 3] BMO HARRIS BANK, N.A. By: /s/ Matthew Witt Name: Matthew Witt Title: Vice President [Signature Page to Amendment No. 3] FIFTH THIRD BANK, NATIONAL ASSOCIATION By: _________________________ Name: _________________________ Title: _________________________ [Signature Page to Amendment No. 3] CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK By: _________________________ Name: _________________________ Title: _________________________ By: _________________________ Name: _________________________ Title: _________________________ [Signature Page to Amendment No. 3] HSBC BANK USA, N.A. By: /s/ Michael P. Righi Name: Michael P. Righi Title: JVP / MD

[Signature Page to Amendment No. 3] APPLE BANK FOR SAVINGS By: /s/ Dana Richard MacKinnon Name: Dana Richard MacKinnon Title: Managing Director [Signature Page to Amendment No. 3] FIRST-CITIZENS BANK & TRUST COMPANY (successor by merger to CIT BANK, N.A.) By: /s/ Brian Miner Name: Brian Miner Title: Director [Signature Page to Amendment No. 3] BNP PARIBAS By: /s/ Robert Papas Name: Robert Papas Title: Managing Director By: /s/ Ahsan Avais Name: Ahsan Avais Title: Director [Signature Page to Amendment No. 3] CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH By: /s/ Andrew McKuin Name: Andrew McKuin Title: Managing Director By: /s/ Marc Frenkenberg Name: Marc Frenkenberg Title: First Vice President

[Signature Page to Amendment No. 3] COLUMBIA STATE BANK By: /s/ Colin Duffy Name: Colin Duffy Title: Senior Vice President [Signature Page to Amendment No. 3] The undersigned hereby consents to the terms and provisions of this Agreement. COCONUT CREEK AVIATION ASSETS LLC By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President [Signature Page to Amendment No. 3] The undersigned hereby consents to the terms and provisions of this Agreement. WILLIS LEASE (IRELAND) LIMITED By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Alternate Director [Signature Page to Amendment No. 3] The undersigned hereby consents to the terms and provisions of this Agreement. WILLIS ASSET MANAGEMENT LIMITED By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Director

[Signature Page to Amendment No. 3] The undersigned hereby consents to the terms and provisions of this Agreement. WEST ENGINE FUNDING LLC By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President [Signature Page to Amendment No. 3] The undersigned hereby consents to the terms and provisions of this Agreement. WILLIS LEASE MARINE LLC By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President [Signature Page to Amendment No. 3] The undersigned hereby consents to the terms and provisions of this Agreement. WILLIS AERONAUTICAL SERVICES, INC. By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President [Signature Page to Amendment No. 3] The undersigned hereby consents to the terms and provisions of this Agreement. WLFC (IRELAND) LIMITED By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Alternate Director

[Signature Page to Amendment No. 3] The undersigned hereby consents to the terms and provisions of this Agreement. WILLIS LEASE FRANCE By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Director General [Signature Page to Amendment No. 3] The undersigned hereby consents to the terms and provisions of this Agreement. WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements By: /s/ Jessica Wuomos Name: Jessica Wuomos Title: Vice President [Signature Page to Amendment No. 3] The undersigned hereby consents to the terms and provisions of this Agreement. U.S. BANK NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements By: /s/ Nicholas C. Xeros Name: Nicholas C. Xeros Title: Assistant Vice President [Signature Page to Amendment No. 3] The undersigned hereby consents to the terms and provisions of this Agreement. BANK OF UTAH, not individually but solely as Owner Trustee under the Trust Agreements By: /s/ Kade Baird Name: Kade Baird Title: Assistant Vice President

Annex I
Collateral Actions

1. With respect to each Registerable Asset included in the Collateral as of the Effective Date which is eligible for registration and/or recordation with the FAA, evidence of the assignment to the Successor Security Agent of the Resigning Security Agent's Lien(s) in such Registrable Asset and any related Lease included in the Collateral as of the Effective Date, in recordable form for the FAA.

2. With respect to each Registerable Asset included in the Collateral as of the Effective Date which is eligible for registration with the International Registry, a printout of the "priority search certificate" from the International Registry showing (i) the assignment to the Successor Security Agent of the Resigning Security Agent's security interests with respect to such Registerable Asset and any related Lease, and (ii) a new International Interest in favor of the Successor Security Agent.

3. With respect to the Specified Vessel, evidence of (i) the transfer of mortgage to the Successor Security Agent by Resigning Security Agent of that certain ship mortgage dated as of May 19, 2020 filed with the Cayman Islands ship registry, and (ii) the assignment or novation of each other Specified Vessel Collateral Document, in each case in form and substance reasonably satisfactory to the Agents.

4. UCC-3 assignments or amendments with respect to the identified UCC filings listed on Schedules A and B hereto, naming the Successor Security Agent as secured party.

5. Insurance certificates naming the Successor Security Agent as an additional insured or lender loss payee, as and to the extent required by the Loan Documents, it being understood and agreed that Borrower will use commercially reasonable efforts to obtain such updated certificates from Lessees in connection with the annual renewal process therefor.

6. Delivery to the Successor Security Agent or with respect to the Leases and other Collateral Documents, to McAfee & Taft A Professional Corporation, of all physical Collateral held by the Resigning Security Agent.

7. With respect to any quiet enjoyment letter delivered by Resigning Agent to a Lessee or sublessee of any Engine or Equipment (i) that constitutes part of the Collateral, and (ii) where the relevant Lease remains in effect, in each case as of the Effective Date, the delivery of written notice to such Lessee or sublessee of the assignment to the Successor Security Agent of the Resigning Security Agent's obligations thereunder, as and to the extent required.

SMRH:4875-1763-9227.13
120122
[Annex I]
0A22-196038

Schedule A.

Description of UCC Filings to be Amended/Assigned to reflect Successor Security Agent

1. UCC-1 financing statement in favor of MUFG Union Bank, N.A., as Security Agent, with initial filing number 20093729123 (11/19/2009), originally filed with the Delaware Secretary of State on November 19, 2009.

2. UCC-1 financing statement in favor of MUFG Union Bank, N.A., as Security Agent, with initial filing number 2020059500 originally filed with the Washington, D.C. Recorder of Deeds on May 20, 2020.

3. Those certain UCC-1 financing statements with respect to certain Engines and Equipment that (i) have been pledged to certain Owner Trustees under a Trust Agreement or (ii) are owned by Willis Aeronautical Services, Inc., in each case as set forth in the table attached as Schedule B.

SMRH:4875-1763-9227.13
120122
[Schedule A]
0A22-196038

Schedule B.

Description of UCC Filings against (i) certain Owner Trustees and (ii) Willis Aeronautical Services, Inc. to be Amended/Assigned to reflect Successor Security Agent

[See attached]

SMRH:4875-1763-9227.13
120122

[Schedule B]

0A22-196038

WLFC assets pledged in owner trusts

ESN	Jurisdiction	Debtor OT	UCC OT File No.	Debtor OTee	UCC OTee File No.	Filing Date	Expiration Date	Notes
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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WASI assets not pledged in owner trusts

Debtor: Willis Aeronautical Services, Inc.
Jurisdiction: DE

ESN	UCC Doc No.	Filing Date	Expiration Date	Notes
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